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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                         -----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                               November 3, 1998
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                 CHROMATICS COLOR SCIENCES INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)

                                   New York
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                (State or other jurisdiction of incorporation)

                 0-21168                          13-3253392
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         (Commission File Number)      (IRS Employer Identification Number)

                 5 East 80th Street, New York, New York 10021
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              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code (212) 717-6544
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                              Page 1 of 46 pages

                        Exhibit Index located on page 4
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ITEM 5.  OTHER EVENTS

1. On November 3, 1998, Chromatics Color Sciences International, Inc. (the "Company") executed a renewable four-year medical device manufacturing agreement under which the contract manufacturer is the exclusive manufacturer/assembler and packager of two models of the Company's instrument for noninvasive monitoring of bilirubin infant jaundice for distribution in the United States (subject to limited volume exceptions with respect to one model of the instrument). The manufacturer also has a right of first refusal to match third-party bids to manufacture/assemble and package a third model of such instrument and a further right of first refusal to match third-party bids to manufacture/assemble and package the two models referenced above for distribution outside the United States. In this regard, subject to any failure of the manufacturer to exercise its right of first refusal to match third-party bids (thus permitting the Company to use other manufacturers), the manufacturer is the Company's sole source of supply for the instruments. Under the agreement, the Company is responsible for providing to the manufacturer, for assembly and packaging, certain component parts.

         The manufacturer is a medical device production contractor and has advised the Company that it is in compliance with all applicable regulatory requirements for the contract manufacture of medical devices for U.S. and European Union distribution, including requirements under the U.S. Food and Drug Administration's Quality System Regulation, and the requirements applicable to the manufacture of medical devices for the European Union (including ISO 9001 and EN46001).

         Pursuant to Item 601(b)(10) of Regulation S-K promulgated under the Securities Act of 1933, the Company is filing the agreement as Exhibit 10.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits:

+10.1 Manufacturing Agreement entered into by the Company dated as of November 3, 1998.

 99.1 Chromatics Color Sciences International, Inc. Press Release, dated November 3, 1998.

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+        Confidential treatment has been requested with respect to certain portions of this exhibit, which have been omitted therefrom and have been separately filed with the Commission.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHROMATICS COLOR SCIENCES
                                          INTERNATIONAL, INC.

                                          By:  /s/ Darby S. Macfarlane
                                             ---------------------------------
                                             Name: Darby S. Macfarlane
                                             Title: Chief Executive Officer

Date:  November 10, 1998

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                                 EXHIBIT INDEX

Document                                                                Page No.

+10.1    Manufacturing Agreement entered into by the
         Company dated as of November 3, 1998.                              5

99.1     Chromatics Color Sciences International, Inc. Press Release,
         dated November 3, 1998.                                           45

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+        Confidential treatment has been requested with respect to certain portions of this exhibit, which have been omitted therefrom and have been separately filed with the Commission.